UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    December 17, 2004
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                          QUEST MINERALS & MINING CORP.
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             (Exact name of registrant as specified in its charter)

            Utah                        0-32131                  87-0429950
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 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

       470 Burning Fork, Pikeville, Kentucky                        41502
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (606) 433-1926
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01         Entry into a Material Definitive Agreement.

         See Item 3.02.

Item 1.02         Termination of a Material Definitive Agreement.

         See Item 3.02.

Item 1.03         Bankruptcy or Receivership.

         Not applicable.

Section 2 - Financial Information

Item 2.01         Completion of Acquisition or Disposition of Assets.

         Not applicable.

Item 2.02         Results of Operations and Financial Condition.

         Not applicable.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         Not applicable.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

         Not applicable.

Item 2.05         Costs Associated with Exit or Disposal Activities.

         Not applicable.

Item 2.06         Material Impairments.

         Not applicable.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard: Transfer of Listing.

         Not applicable.

Item 3.02         Unregistered Sales of Equity Securities.

         December Note Private Placement. From December 17 through 21, 2004, Quest Minerals & Mining Corp. borrowed an aggregate of $600,000 and, in connection therewith, delivered a series of secured promissory notes in the principal amount of $600,000. The notes have a term of six months and are secured by a security interest in certain assets of Quest's indirect subsidiary, Quest Energy, Ltd. The notes bear interest at a rate of fifteen percent (15%)

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

and become convertible in the event of default at a conversion price of $0.10 per share. In addition, Quest issued to the investors warrants to purchase an aggregate of up to 600,000 shares of Quest's common stock at an exercise price of $1.00 per share. The exercise price of the warrants shall be reduced by fifty percent (50%) in the event of a default under the notes. Quest agreed to register the secondary offering and resale of the shares underlying the warrants in the event that it files a registration statement under the Securities Act.

         Quest relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the notes and the warrants.

         In connection with the offer and sale of the notes and the warrants, Quest engaged Saddle River Associates, Inc., an NASD licensed broker-dealer, as a finder, and issued to Saddle River a warrant to purchase 100,000 shares of common stock at an exercise price of $1.00 per share.

         February/March Unit Private Placement. From February 22, 2005 through March 4, 2005, Quest issued an aggregate 41 units at a price of $25,000 per unit. The aggregate gross proceeds from the sale of the units were $1,025,000, which included $725,000 in cash and cancellation of $300,000 in indebtedness, including the cancellation of $250,000 worth of notes issued to Professional Traders Fund, LLC, as reported on Quest's current report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2004. Each unit consists of a convertible secured promissory note in the principal amount of $25,000 and "Series A" warrants to purchase (a) 150,000 shares of Quest common stock, and
(b) "Series B" warrants to purchase up to 150,000 shares of Quest common stock at an exercise price of $1.00 per share, at an exercise price of $75,000. The unit notes are due on March 31, 2006 and are secured by a security interest in Quest machinery and equipment. The notes bear interest at a rate of seven percent (7%) and are convertible into Quest common shares at a conversion price of $0.50 per share. Quest agreed to register the secondary offering and resale of the shares issuable upon conversion of the notes, the Series A warrants, the shares issuable upon exercise of the Series A warrants, the Series B Warrants, and the shares issuable upon exercise of the Series A warrants, the Series B Warrants within 14 days of the final closing of the private placement of the units.

         Quest relied on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, for the offer and sale of the units.

         In connection with the offer and sale of the notes and the warrants, Quest engaged Greenwood Partners, LP, an NASD licensed broker-dealer, as its placement agent. Greenwood will receive a ten percent (10%) cash commission on the sale of the units, which, to date, is a total of $102,500.

Item 3.03         Material Modification to Rights of Security Holders.

         Not applicable.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

         Not applicable.

Section 5 - Corporate Governance and Management

Item 5.01         Changes in Control of Registrant.

         Not applicable.

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

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Not applicable.

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

         Not applicable.

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

         Not applicable.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

         Not applicable.


Section 6 - [Reserved]

         Not applicable.

Section 7 - Regulation FD

Item 7.01         Regulation FD Disclosure.

         Not applicable.

Section 8 - Other Events

Item 8.01         Other Events.

         Not applicable.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

          (a)     Financial Statements of Businesses Acquired.
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                  Not applicable.

          (b)     Pro Forma Financial Information.
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                  Not applicable.

          (c)     Exhibits.
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                  Not applicable.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         QUEST MINERALS & MINING CORP.
                                         (Registrant)


Date:  March 11, 2005                    By: /s/ WILLIAM R. WHEELER
                                             -----------------------------------
                                             William R. Wheeler, President

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